                 THE WENDT-BRISTOL HEALTH SERVICES CORPORATION


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

         NOTICE IS HEREBY GIVEN that the 1996 Annual Meeting of Stockholders of The Wendt-Bristol Health Services Corporation (the "Company"), a Delaware corporation, will be held on Thursday, June 27, 1996, at 11:00 a.m., at Suite 760, Two Nationwide Plaza, 280 North High Street, Columbus, Ohio for the following purposes:

         (1) To elect six (6) directors as members of the Board of Directors to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified; and

         (2) To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

         The holders of record of Common Stock of the Company at the close of business on May 20, 1996, will be entitled to notice of, and to vote at, the meeting.

         For a period of at least ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be open for examination of any stockholder during ordinary business hours at the Company's offices at Suite 760, Two Nationwide Plaza, 280 North High Street, Columbus, Ohio 43215.


                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              Sandra W. Weber, Secretary

Columbus, Ohio
May 28, 1996


                       __________________________________

         You are cordially invited to attend the meeting in person. Even if you plan to be present, you are urged to sign, date and mail the enclosed proxy promptly. However, if you attend the meeting, you may vote in person or by your proxy.

PLEASE NOTE THAT A COPY OF THE COMPANY'S 1995 ANNUAL REPORT ON FORM 10-K IS ENCLOSED HEREWITH.

                 THE WENDT-BRISTOL HEALTH SERVICES CORPORATION

                                PROXY STATEMENT

                                    for the

                         ANNUAL MEETING OF STOCKHOLDERS
                            To be Held June 27, 1996



                                    GENERAL

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Wendt-Bristol Health Services Corporation (the "Company"). The proxy solicited in connection with this proxy statement will be used at the Annual Meeting of Stockholders of the Company for 1996 to be held on Thursday, June 27, 1996, at 11:00 a.m., at Suite 760, Two Nationwide Plaza, 280 North High Street, Columbus, Ohio 43215, and at any adjournment thereof, for the purposes set forth in the foregoing notice of the meeting.

         Properly executed proxies received in time for the meeting will be voted as specified therein. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked upon written notice to either of the persons named as a proxy or to the Secretary of the Company at any time before it is exercised, by voting in person at the meeting or by giving a later proxy. This proxy statement, along with the Annual Report on Form 10-K for the year ended December 31, 1995 is being mailed on or about May 28, 1996 to all stockholders of record on May 20, 1996.

         The cost of soliciting proxies, including the printing, handling and mailing of the proxy and related materials and the actual expenses incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding proxy materials to the beneficial owners of stock, will be paid by the Company. If proxies are not returned to the Company, it may be necessary for certain officers, directors, employees and other representatives of the Company to solicit proxies by telephone or telegram or in person.

         The Company's principal executive offices are located at Suite 760, Two Nationwide Plaza, 280 North High Street, Columbus, Ohio 43215, and its telephone number is (614) 221-6000.

         The shares entitled to vote at the meeting consist of shares of common stock of the Company ("Common Stock") with each share entitling the holder of record to one vote. At the close of business on May 20, 1996, the record date for the meeting, there were outstanding 5,736,020 shares of Common Stock.

         Under Delaware law and the Company's Bylaws, the aggregate number of votes entitled to be cast by all stockholders present in person or represented by proxy at the meeting, whether those stockholders vote for, against or abstain from voting on any matter, will be counted for purposes of determining the minimum number of affirmative votes required for approval of such matters, and the total number of votes cast for each of these matters will be counted for purposes of determining whether sufficient affirmative votes have been cast. Abstentions and withheld votes with respect to any matter will have the same legal effect as a vote against the matter.

                             ELECTION OF DIRECTORS

         At the meeting, six (6) directors are to be elected to hold office until the 1997 Annual Meeting of Stockholders and until their respective successors are elected and qualified.

         It is the intention of the persons named in the enclosed form of proxy to vote such proxy FOR the election of the director nominees named below unless authorization is withheld on the proxy. Management does not contemplate that any nominee will be unable or unwilling to serve as a director or become unavailable for any reason, but if such should occur before the meeting, a proxy voted for any such individual will be voted for another nominee to be selected by the Board of Directors.

         The enclosed form of proxy provides a means for stockholders to vote for all of the nominees listed therein, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all of such nominees. Each properly executed proxy received in time for the meeting will be voted as specified therein. If a stockholder does not specify otherwise, the shares represented by his or her proxy will be voted for the nominees listed therein or, as noted above, for other nominees selected by the Board of Directors. The shares held by each stockholder who signs and returns the enclosed form of proxy will be counted for purposes of determining the presence of a quorum at the meeting.

         The Board of Directors has designated the following nominees, each of whom is presently a director of the Company, for election as directors of the
Company:

         Name                     Age              Current Positions with Company
         ----                     ---              ------------------------------
Marvin D. Kantor                  67               Chairman of the Board, Director

Sheldon A. Gold                   53               President, Treasurer, Chief Executive
                                                   Officer, Chief Financial and Accounting
                                                   Officer, Director, member of Audit
                                                   Committee

Reed A. Martin                    42               Executive Vice President, Chief Operating
                                                   Officer and Director

Harold T. Kantor                  62               Vice Chairman of the Board, Director

Paul H. Levine                    55               Director, member of Audit Committee

Gerald M. Penn                    58               Director, member of Audit Committee

The Board of Directors and Audit Committee met one time in 1995.

The Audit Committee's responsibilities include reviewing the Company's audit procedures and policies, reviewing potential conflicts of interest, monitoring internal controls and financial reporting, selecting the Company's independent accountants and making recommendations concerning these matters to the Board of Directors.

DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

         The following table and the text following the table set forth certain information with respect to the Directors and executive Officers (being all of the Directors of the Company, except for Dr. Penn and Mr. Levine) of the Company. Each Director serves until the next Annual Meeting of Stockholders of the Company and until his successor is elected and qualifies, unless such Director resigns or dies prior thereto. Each Executive Officer serves at the pleasure of the Board.

                 Name                      Age                      Current Positions with Company
                 ----                      ---                      ------------------------------
         Marvin D. Kantor                  67               Chairman of the Board, Director

         Sheldon A. Gold                   53               President, Treasurer, Chief Executive Officer
                                                            Chief Financial and Accounting Officer,
                                                            Director, member of Audit Committee

         Reed A. Martin                    42               Executive Vice President, Chief Operating
                                                            Officer and Director

         Harold T. Kantor                  62               Vice Chairman of the Board, Director

         Paul H. Levine                    55               Director, member of Audit Committee

         Gerald M. Penn                    58               Director, member of Audit Committee

         Charles R. Cicerchi               36               Vice President of Finance

         Marvin D. Kantor has been Chairman of the Board since May 1988; prior to June 1993 he had also been President and Chief Executive Officer of the Company and W-B since May 1988. In addition, he has been the sole Director of The Wendt-Bristol Company (W-B) since 1990. He is a brother of Harold T. Kantor.

         Sheldon A. Gold is a certified public accountant and has been President and Chief Executive Officer of the Company since June 1993. Prior thereto and since March 1992 he had been Vice Chairman of the Board and since May 1988 he had been Executive Vice President, Treasurer, and Chief Financial and Accounting Officer of the Company. He again became Treasurer and Chief Financial and Accounting Officer of the Company in July 1992. In addition, he has been a Director of the Company since May 1988. He has also been the President of W-B since June 1993, Executive Vice President between 1979 and June 1993, a Director of W-B from 1979 to August 1990 (when Marvin D. Kantor became the sole director), and Chief Financial and Accounting Officer of W-B since 1979.

         Reed A. Martin, elected as a Director in May 1992, has since June 1993 been Executive Vice President and Chief Operating Officer, since May 1991 he had been a Senior Vice President of the Company supervising operations. Prior thereto he was General Manager of the midwest wholesale medical supply operations of Foster Medical Supply, Inc. which in April 1990 had acquired the wholesale medical supply division of W-B. Mr. Martin had been the Operations Manager of W-B in the period 1982-88 and thereafter until April 1990 he was Vice President and General Manager of W-B's wholesale medical supply division. Mr. Martin is a son-in-law of Marvin D. Kantor.

         Harold T. Kantor has been Vice-Chairman since June 1993 and a Director of the Company since May 1988. In addition, he has been Vice President of W-B since October 1985 and a Director from 1979 to August 1990. He is as brother of Marvin D. Kantor.

         Paul H. Levine has been a Director since January, 1990. He is President of Levine Asset Management, a registered investment advisor. Mr. Levine is an attorney and a certified public accountant and has been active in venture capital, investment banking and financial consulting since 1972. He is also a Director of Learning Technologies, Inc.

         Dr. Gerald M. Penn, M.D., Ph.D., was elected as a director on February 8, 1995 and serves on the audit and stock option committees. Dr. Penn specializes in pathology, hematology and immunopathology. He had been the medical director of Grant Medical Center's Department of Laboratory Medicine and has served many professional societies and boards including his current position as secretary-treasurer of The Academy of Medicine of Columbus and Franklin County.

         Charles R. Cicerchi is a certified public accountant and has been Vice President of Finance since joining the Company in September, 1994. Prior thereto, he was Controller of Speer Industries, a mechanical contractor, where he was responsible for all accounting and treasury functions from the period 1990 to 1994.

EXECUTIVE COMPENSATION

         GENERAL. The following table sets forth the total annual compensation paid or accrued by the Company and its subsidiaries to or for the account of (i) the President (the chief executive officer) of the Company and (ii) for the Company's most highly compensated executive officers other than the chief executive officer who were serving as executive officers at December 31, 1995 and with respect each of whom such compensation exceeded $100,000.



                           SUMMARY COMPENSATION TABLE
                           --------------------------
                                                                             LONG-TERM
                                                                             COMPENSATION
                                                                             ------------

                           ANNUAL COMPENSATION                               AWARDS
                           -------------------                               ------
                                                                             SECURITIES
                                                                             UNDERLYING
                                                                             OPTIONS/
         NAME AND                                                                                     ALL OTHER
         PRINCIPAL POSITION       YEAR               SALARY                  SARS (#)                 COMP.($)**
         ------------------       ----               ------                  --------                 ----------
         Sheldon A. Gold          1995          $    140,000                    *                   $     -
         President, Chief         1994               140,000                    *                         -
         Executive Officer,       1993               136,192                    *                      11,649
         Treasurer, and
         Chief Financial and
         Accounting Officer

         Marvin D. Kantor         1995               127,404                    *                      65,028
         Chairman of the          1994               127,404                    *                      59,609
         Board                    1993               125,000                    *                      59,609

         Harold T. Kantor         1995                50,000                    *                      20,755
         Vice Chairman of         1994               110,000                    *                      22,513
         the Board                1193               110,000                 25,000                    16,947

         ______________________
         * Not applicable

         **Includes life insurance premiums paid by the Company for each of named persons (see Form 10-K Note 11). For the fiscal year ended December 31, 1995, the amounts paid by the Company for each of the named is:

                                                                    LIFE
         NAME                                                       INSURANCE
         ----                                                       ---------
         Marvin D. Kantor                                        $    65,028
         Harold T. Kantor                                             20,755

         OPTIONS. The following table sets forth information respecting the grant by the Company of options to purchase shares of its Common Stock and other information related to options granted by the Company:

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR
                     -------------------------------------

                               INDIVIDUAL GRANTS
                               -----------------

                  NUMBER OF                 % OF TOTAL
                   SECURITIES              OPTIONS/SARS             EXERCISE
                  UNDERLYING                 GRANTED TO              OR BASE                          GRANT DATE
                 OPTIONS/SARS              EMPLOYEES IN               PRICE          EXPIRATION          PRESENT
NAME              GRANTED (#)               FISCAL YEAR               ($/SH)           DATE             VALUE ($)
- ----             ------------              ------------             --------           ----           -----------
                                               None


AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES
- --------------------------------------------------------------------------------

                                                                                                 VALUE OF
                                                                       NUMBER OF               UNEXERCISED
                                                                      UNEXERCISED             IN-THE-MONEY
                                                                    OPTIONS/SARS AT           OPTIONS/SARS
                                                                      FY-END-#SHRS              AT FY END-$
                                                                    --------------            -------------
                            SHARES
                           ACQUIRED                 VALUE            EXERCISABLE/              EXERCISABLE/
                          ON EXERCISE              REALIZED         UNEXERCISABLE             UNEXERCISABLE
                          -----------              --------         -------------             -------------
Harold T. Kantor               0                       0               25,000/0                      0/0

- -------------------

All options held by Mr. Harold T. Kantor were exercisable at December 31,1995. None were "in-the-money". American Stock Exchange reported quotations for the Common Stock of the Company on December 29, 1995, are: high, $.5625; low, $.4375; and close, $.5625; such prices on April 2, 1996 are: high, $.625; low, $.5625; and close, $.5625. The exercise price of each of the options of Mr. Harold T. Kantor is $1.25 and the options expire on June 3, 1998.


         SPLIT-DOLLAR INSURANCE POLICIES. The following table sets forth information as of December 31, 1995, concerning split-dollar insurance policies on the lives of the named persons in the Summary Compensation Table (1):

                                                   INITIAL FACE                                  INSURANCE PREMIUMS
                                                    AMOUNT OF                                  ADVANCED IN EXCESS OF
         NAME OF INSURED (2)                        POLICY                   ISSUED                CASH VALUE (5)
         -------------------                        ------                   ------                --------------
         Marvin D. Kantor                  $       1,500,000        (3)      06/08/92         $         414,000
         Sheldon A. Gold                             375,000        (4)      09/11/86                   62,000
         Harold T. Kantor                            350,000        (3)      04/28/92                   86,000  (6)
         Harold T. Kantor                            150,000        (3)      06/28/93                      -

         The Company, pursuant to split-dollar agreements, has purchased life insurance on the lives of certain officers (including named persons in the Summary Compensation Table) and key employees on a "split-dollar" basis. The program is designed so that advances of premium payments (the "advances") the Company makes on behalf of each insured are collateralized by assignment of the related life insurance policy (i.e., the accumulated policy cash value and the policy death benefit).

         The insured person owns the policy and, with the consent of the Company, is permitted to borrow from the cash surrender value of the policy.

         Under the "split-dollar" agreements, the Company upon death or other separation from service of the insured receives the return of the advances from the death benefits or cash surrender value, if any, of the policy, as the case may be.

         Additionally, the insureds/officers of the Company have accepted personal responsibility for these amounts to the extent that they are not recovered through the respective policies. The Company has represented its intention and obligation to maintain the policies. The individuals have enhanced the realization of these receivables by pledging a portion of their common stock ownership in the Company.

         ______________________________
         (1) See footnote to the Summary Compensation Table for information respecting Company premium payments for the fiscal year ended December 31, 1995.

         (2) The beneficiaries of all policies are the spouses or children of the insured.

         (3) Each of the policies are increasing death benefit policies (through use of dividends) and have replaced a previous universal life policy.

         (4) The policy is of the universal life nature, whereby the cash value is added to the face value at all times, including death.

         (5) Represents monies advanced by the Company in excess of cash value available in the policies.

         (6) Represents monies advanced for both policies held in excess of cash value available in the policies.

         ______________________________

         COMPENSATION OF DIRECTORS. Non-employee Directors of the Company receive $650 for each meeting of the Board of Directors of the Company which they attend and such Directors are also reimbursed for any expenses incurred. In addition, beginning January 1, 1995 all non-employee directors are compensated $500 per month for serving as director of the Company. No additional amounts are paid for committee participation.

         In addition, Non-Employee Directors have been granted stock options under the Plan (see "Executive Compensation-Stock Option Plan") to purchase shares of Common Stock of the Company. Non-Employee Directors are defined in the Plan as Directors of the Company who are not also employees of the Company, who have served as Directors for twelve consecutive full months, and who at the end of such period are continuing to serve as Directors. Each of William G. Brewer, Paul H. Levine, and Michael R. Sussman received, pursuant to the foregoing provision of the Plan, options on July 11, 1991, to purchase up to an aggregate of 10,000 shares of the Common Stock of the Company at a price of $.75 per share, subject to anti-dilution provisions of the Plan. Mr. Sussman subsequently resigned as a Director of the Company without having exercised any of his options and the options thereupon lapsed. Each of Messrs. Brewer and Levine were granted options on May 13, 1992, to purchase up to an aggregate of 5,000 shares of the Common Stock of the Company (this aggregate of 10,000 shares being equal to the number of shares with respect to which Mr. Sussman had held options) at a price of $1.375 per share, subject to anti-dilution provisions. Dr. Gerald M. Penn was elected as a director in February, 1995 and was granted options on February 1, 1995 to purchase up to an aggregate of 10,000 shares, subject to anti-dilution provisions, at a price of $.375 per share. The Plan also provides for a grant of additional stock options to each Director who received an option ("initial option") as hereinbefore described, each of such additional options to provide for the purchase of an aggregate maximum of 1,000 shares of Common Stock of the Company at a price per share equal to the fair market value of the Common Stock of the Company on the date of grant, subject to anti-dilution provisions, one of such additional options to be granted on each successive anniversary of the date of grant of the initial option, provided that such Director continues on such anniversary to be a Non-Employee Director. Pursuant to this provision of the Plan, each Messrs. Brewer and Levine received on July 11, 1992, options to purchase an aggregate of 1,000 shares of the Common Stock of the Company at a price of $1.375 per share, subject to anti-dilution provisions; each of them received on July 11, 1993, options to purchase an aggregate of 1,000 shares of the Common Stock of the Company at a price of $1.0625 per share, subject to anti-dilution provisions; and Messr. Levine received on July 11, 1994, options to purchase an aggregate of 1,000 shares of the Common Stock of the Company at a price of $.6875 per share, subject to anti-dilution provisions; Messr. Levine received July 11, 1995, options to purchase an aggregate of 1,000 shares of common stock of the Company at a price of $.4375 per share, subject to anti-dilution provisions; Dr. Penn received on February 1, 1996, options to purchase an aggregate of 1,000 shares of common stock of the Company at a price of $.375 per share, subject to anti-dilution provisions. Each of the stock options referred to in this paragraph are exercisable commencing on the date of grant and ending on the fifth anniversary of such date. None of the options referred to in this paragraph has been exercised.

         Mr. Brewer died in February 1994; under the provisions of the Plan, Mr. Brewer's legatees could have exercised in whole or part within twelve months of the date of death the aforementioned options held by him on the date of death; none of such options were exercised.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The table below presents as of April 2, 1996, certain information (1) with respect to any person (including any "group" as the term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who is known to the Company to be the beneficial owner of more than five percent of any class of the Company's voting securities and (2) as to each class of equity securities of the Company or any of its parents or subsidiaries, other than directors' qualifying shares, beneficially owned by each director and executive officer of the Company and by all directors and executive officers of the Company as a group.

                                                            AMOUNT AND NATURE AND             PERCENT
TITLE OF CLASS            NAME                              BENEFICIAL OWNERSHIP (1)          OF CLASS (2)
- --------------            ----                              ------------------------          ------------
Common Stock              Marvin D. Kantor                          855,320                      14.67%
                          Two Nationwide Plaza
                          Suite 760
                          Columbus, Ohio  43215

Common Stock              Harold T. Kantor                          247,475 (3)                   4.24%

Common Stock              Sheldon  A. Gold                           56,375 (4)                     -

Common Stock              Reed A. Martin                             30,064 (5)                     -

Common Stock              Paul H. Levine                             19,500 (6)                     -

Common Stock              Dr. Gerald M. Penn                         14,000 (7)                     -

Common Stock              All Directors and                       1,222,734 (8)                  20.97%
                          Executive Officers
                          As a Group
                          (6 persons)

         ___________________________________
         (1) The individuals named have direct ownership and sole voting and investment power, except as otherwise indicated.

         (2) Percent of class shown net of treasury shares (see (8) below). Except otherwise indicated, shares owned by the individuals named represent less than 1% of the outstanding shares of Common Stock of the Company.

         (3) Includes 25,000 shares which Mr. Kantor may acquire by exercising options granted to him under the Company's Stock Option Plan.

         (4) Includes 13,750 shares of Common Stock which Mr. Gold may acquire by exercising Warrants.
         ______________________________
         (Footnotes continued on following page)

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         MHK Corp., of which Marvin D. Kantor and Harold T. Kantor, and Sheldon
         A. Gold are the sole shareholders, has incurred indebtedness to the Company. The largest amount of such indebtedness outstanding in 1995 was $773,638; 1994 was $121,818; and 1993 was $94,400. On April
         15,1996, the amount of such indebtedness, exclusive of interest, outstanding was $731,800. Interest at 9% totaling $51,745 has been charged, through December 31,1995, on indebtedness outstanding totaling $574,949. (See Form 10-K Note 11B).

         Effective January 1, 1995, the Company sold the operating assets of a subsidiary's retail liquor store and two lounges in Florida MHK Corp. The purchase price was equivalent to the net book value of the net assets which totaled $574,949 as adjusted for certain 1995 transactions. A promissory note bears interest at 9%. Additional advances were made in 1995 and 1996. (See Form 10-K Note 11B)

         The President and CEO of the Company has incurred indebtedness to the Company. The largest amount of such indebtedness outstanding in 1995 was $204,975; 1994 was $146,454; and 1993 was $102,754. No interest is paid or charged on such indebtedness. The President/CEO has granted collateral to the Company to enhance the realization of the indebtedness.

         Pursuant to a ten-year lease entered into in 1985, the Company leased a warehouse facility from the Kantors. Effective May 1, 1992, a renewal option was exercised on the leased warehouse facility extending its term to 2005. During the extension, the annual rent of $66,000 continued to be payable by the Company; however, approximately $24,000 of the amount due annually applied against the amount due the Company from MHK Corp. The Company also collected annually approximately $18,500, through 1995 from a sub-tenant of part of the premises. In May 1992, the Company received a second mortgage on the warehouse facility as collateral for the amount remaining due from MHK Corp. In January 1996, the officers sold a portion of the property and terminated the lease with the Company. The remaining parcel is pledged as additional collateral toward a note due the Company from the sale of the liquor operations (see Form 10-K Note
         11B).

         Certain executive officers and directors of the Company were limited partners owning less than an aggregate 10% interest in 1275 Olentangy River Road Limited Partnership and certain executive officers and directors of the Company were limited partners owning less than an aggregate 10% interest in Wendt-Bristol Diagnostics Company L.P. W-B was the general partner of 1275 Olentangy River Road Limited Partnership which owned and operated a medical office building in Columbus, Ohio. A subsidiary of W-B is the general partner of Wendt-Bristol Diagnostics Company L.P. which owns and operates an outpatient medical diagnostic imaging center in Columbus, Ohio.

         See also Form 10-K Note 11
[FN]
         ______________________________
         (Footnotes continued from previous page)

         (5) Includes 1,100 shares of Common Stock which Mr. Martin may acquire by exercising Warrants and 25,000 shares of Common Stock which he may acquire by exercising options granted to him under the Company's Stock Option Plan.

         ______________________________
         (Footnotes continued on following page)

[FN]
         ______________________________

         (Footnotes continued from previous page)

         (6) Includes 19,000 shares of Common Stock which Mr. Levine may acquire by exercising options granted under the Company's Stock Option Plan.

         (7) Includes 11,000 shares of Common Stock which Dr. Penn may acquire by exercising options granted under the Company's Stock Option Plan.

         (8) Includes 14,850 shares of Common Stock which may be acquired by exercise of Warrants and 80,000 shares which may be acquired by exercise of options granted under the Company's Stock Option Plan.

                               PERFORMANCE GRAPHS

This chart graphs the Company's performance in the form of cumulative total return to shareholders from December 31, 1990 until December 31, 1995 in comparison to Standard and Poor's 500 and Standard and Poor's 500 Healthcare Composite index.

                          TOTAL SHAREHOLDER RETURNS
                          -------------------------

                             Dividends Reinvested
                             --------------------

                                                                         INDEXED RETURNS
                                            Base                           Years Ending
                                           Period
Company/Index                             Dec '90       Dec '91     Dec '92    Dec '93   Dec '94     Dec '95
=============================================================================================================
WENDT-BRISTOL HEALTH SERVICES CORP          100          133.33      88.89      66.67      38.84      49.96
S & P 500 INDEX                             100          130.47     140.41     154.56     156.60     215.45
S & P HEALTH CARE COMPOSITE                 100          154.01     128.92     118.09     133.58     210.85


____________________________

Prepared by Standard & Poor's Compustat


                             SELECTION OF AUDITORS

         The firm of Hausser + Taylor has been the independent auditors since 1992 based upon the recommendation of the Audit Committee. A representative of Hausser + Taylor will be present at the Annual Meeting of Stockholders, will have an opportunity to make a statement, if he or she desires to do so, and will be available to respond to appropriate questions.

                             SHAREHOLDER PROPOSALS

         Any proposals of shareholders which are intended to be presented at the next annual meeting of shareholders must be received by the Company at its principal executive offices by January 25, 1997. Such proposals may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

                                 OTHER MATTERS

         The Board knows of no other matters to be presented at the Annual Meeting. If any other matter is properly brought before the Annual Meeting, it is the intention of the persons named in the proxy to vote in their discretion upon such matters in accordance with their judgement.

         You are urged to sign, date and return the enclosed proxy in the envelope provided. No postage is required if the envelope is mailed from within the United States. If you subsequently decide to attend the Annual Meeting and wish to vote your shares in person, you may do so. Your cooperation in giving this matter your prompt attention is appreciated.


                                        BY ORDER OF THE BOARD OF DIRECTORS

Columbus, Ohio                          Sandra W. Weber, Secretary
May 28, 1996

PROXY
                 THE WENDT-BRISTOL HEALTH SERVICES CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby (1) acknowledges receipt of the 1995 Annual Report on Form 10-K and the Notice of Annual Meeting of Stockholders of The Wendt-Bristol Health Services Corporation (the "Company") to be held at Suite 760, Two Nationwide Plaza, 280 North High Street, Columbus, Ohio 43215 on June 27, 1996 beginning at 11:00 a.m., Columbus time, and the Proxy Statement in connection therewith; and (2) appoints Marvin D. Kantor and Sheldon A. Gold, and each of them, his proxies with full power of substitution for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof.

    The undersigned directs that his proxy be voted as follows:

    1. ELECTION OF DIRECTORS:
      / / AUTHORITY to vote for all   / / WITHHOLD AUTHORITY to vote for all
          nominees listed below           the nominees listed below.
          (except as marked to the
          contrary below)

       NOMINEES: Marvin D. Kantor, Harold T. Kantor, Sheldon A. Gold, Reed A. Martin, Paul H. Levine, and Gerald M. Penn

     (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

     ---------------------------------------------------------------------------

    2. IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.
         This proxy will be voted as specified above. If no specification is made, this proxy will be voted FOR the election of Director nominees named in item 1 above.
                  (Continued and to be signed on reverse side)

                          (Continued from other side)

    The undersigned hereby revokes any proxy or proxies heretofore given to vote or act with respect to the Common Stock of the Company and hereby ratifies and confirms all that the proxies, their substitutes, or any of them, may lawfully do by virtue hereof.

    If more than one of the proxies named shall be present in person or by substitute at the meeting or at any adjournment thereof, both of the proxies so present and voting, either in person or by substitute, shall together exercise all of the powers hereby given.

    Please date, sign, and mail this proxy in the enclosed envelope. No postage is required.

                                                   Dated: ______________, 199__

                                                   ____________________________
                                                     Signature of Stockholder

                                                   ____________________________
                                                     Signature of Stockholder

                                                    Please date this proxy and
                                                   sign your name exactly as it
                                                   appears at the left. Where
                                                   there is more than one owner,
                                                   each should sign. When
                                                   signing as an attorney,
                                                   administrator, executor,
                                                   guardian or agent, please add
                                                   your title as such. If
                                                   executed by a corporation,
                                                   the proxy should be signed by
                                                   a duly authorized officer.